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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ /  Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/ /  Definitive Proxy Statement
/X/  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Section 240.14a-12


                              Glimcher Realty Trust
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     (5) Total fee paid:

         -----------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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        GLIMCHER
             REALTY TRUST














                                                                                 [ ] Mark this box with an X if you have made
                                                                                     changes to your name or address details above.

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ANNUAL MEETING PROXY CARD
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[A] ELECTION OF TRUSTEES
1. The Board of Trustees recommends a vote FOR the listed nominees.

                              FOR  WITHHOLD

   01 - Phillip G. Barach     [ ]    [ ]

   02 - William S. Williams   [ ]    [ ]

   03 - Niles C. Overly       [ ]    [ ]


[B] ISSUES
The Board of Trustees recommends a vote FOR the following proposals.

                                                  FOR      AGAINST      ABSTAIN
2. Ratification of the Appointment of
   PricewaterhouseCoopers LLP as the                                              CHECK HERE ONLY IF YOU PLAN TO ATTEND THE   [ ]
   Company's independent public accountants for   [ ]        [ ]          [ ]     MEETING IN PERSON
   the fiscal year ending December 31, 2004.


                                                  FOR      AGAINST      ABSTAIN
3. Approval of the 2004 Incentive Compensation
   Plan.


                                                  FOR      AGAINST      ABSTAIN
4. To vote and otherwise represent the
   undersigned on any other matter that may properly come before the meeting or any adjournment or postponement thereof in the discretion of the Proxy holder.


[C] AUTHORIZED SIGNATURES - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.
NOTE: Please sign your name(s) EXACTLY as your name(s) appear(s) on this proxy. All joint holders must sign. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please provide your FULL title.

Signature 1 - Please keep signature within the box   Signature 1 - Please keep signature within the box   Date (mm/dd/yyyy)
---------------------------------------------------  ---------------------------------------------------  --------------------------
                                                                                                          [ ][ ]/[ ][ ]/[ ][ ][ ][ ]
---------------------------------------------------  ---------------------------------------------------  --------------------------
                                                               1 U P X                 0029581
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PROXY - GLIMCHER REALTY TRUST
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PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF GLIMCHER REALTY TRUST

The undersigned shareholder of Glimcher Realty Trust, a Maryland real estate investment trust (the "Company"), hereby appoints
Herbert Glimcher and Michael P. Glimcher, or either of them, as proxy(ies) for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of Shareholders of the Company to be held on Friday, May 7, 2004 at 11:00 a.m. at the offices of the Company, 150 East Gay Street, Columbus, Ohio 43215, and any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise to represent the undersigned at the meeting, with the same effect as if the undersigned were present at the meeting. The undersigned hereby revokes any proxy previously given with respect to the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO
SPECIFICATION IS MADE, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES, PROPOSALS 2 AND 3 AND IN THE
DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR
POSTPONEMENT(S) THEREOF.

SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

[Continued and to be signed on reverse side.]
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